ALLIANCE
                             -----------------------
                                VARIABLE PRODUCTS
                             -----------------------
                                   SERIES FUND
                             -----------------------
                             WORLDWIDE PRIVATIZATION
                             -----------------------
                                    PORTFOLIO
                             -----------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2002

                          Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                          > Are Not Bank Guaranteed
                          ---------------------------

WORLDWIDE PRIVATIZATION PORTFOLIO         Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

January 21, 2003

Dear Investor:

The following is an update of Alliance Variable Products Series Fund Alliance Worldwide Privatization Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2002.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks long-term capital appreciation. The Portfolio invests principally in equity securities of companies that are undergoing, or have undergone, privatization. The Portfolio also invests in securities of companies Alliance believes will benefit from privatizations.

--------------------------------------------------------------------------------

INVESTMENT RESULTS

Periods Ended December 31, 2002

                                                 Total Returns
                                                                Since
                                           1 Year   5 Years   Inception*
                                           ======   =======   =========

   Alliance Worldwide
   Privatization                            -4.19%    1.44%      5.67%
   Portfolio

   MSCI World
   Index (minus                            -15.51%   -2.44%      0.87%
   the U.S.)

      Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     The Portfolio's inception date is 9/23/94.

      The Morgan Stanley Capital International (MSCI) World Index (minus the U.S.) is an unmanaged, market capitalization-weighted index that measures the performance of stock markets in 21 countries outside the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Worldwide Privatization Portfolio.

--------------------------------------------------------------------------------

The Portfolio, which returned -4.19% over the annual reporting period ended December 31, 2002, strongly outperformed its benchmark, the MSCI World Index (minus the U.S.), which returned -15.51% over the same time period. The Portfolio's outperformance was primarily a result of strong stock selection. Stock selection added to relative outperformance across all investment regions, including both the developed and emerging markets.

Stock picks within European utilities, Eastern European financials and global resources were among the principal drivers of the Portfolio's outperformance, while the Portfolio's health care holdings proved weak. Asset allocation made a modest positive contribution to the Portfolio's strong relative returns, with overweight positions in the Eastern Europe, Middle East and Africa region notably contributing to the Portfolio's outperformance. The Portfolio's relative underweight position in Asia ex-Japan somewhat negatively impacted performance by offsetting strong returns.

MARKET REVIEW

Equity markets were highly volatile over the review period as a difficult combination of a weak global economy, declines in corporate profits with repeated profit warnings, corporate scandals and several major bankruptcies hit equity prices. Risk aversion rose sharply during the period and investors shifted assets into alternative havens, such as government bonds, intensifying the downward pressure on the markets. While companies attempted to restructure from the often excessive investments of previous years, cost cutting initiatives were of limited success in the face of stagnant revenues and limited pricing power.

Geopolitical unrest further exacerbated the negative sentiment with continued violence in the Middle East, the prospect of war against Iraq and the ever present threat of terrorist attacks. There was extreme divergence of returns at the country level. For example, Germany was a key laggard as economic stagnation took hold. Germany was down 33.2% as measured by the MSCI Index series. On the other hand, Japan's relative performance was aided by anticipation of structural reform, with the MSCI Japan Index down 10.3%.

Despite debt crises and subsequent economic, currency and equity price collapses in both Turkey and Argentina, the overall emerging markets group outperformed its developed peers for the third consecutive year. The superior relative returns of emerging markets were a result of more visible economic growth prospects, as well as attractive equity market valuations. Eastern Europe performed notably well as the positive forces of convergence increased due to the rising probability of entry into the European Union. Resource-backed countries

WORLDWIDE PRIVATIZATION PORTFOLIO         Alliance Variable Products Series Fund
================================================================================

such as South Africa and Russia were also market leaders.

Throughout the year, the business and investment climate was difficult across all sectors. Companies operating in the more defensive sectors, including consumer staples, energy and utilities, struggled to generate positive absolute returns. The legacy of the bubble years continued to bite within the technology, media and telecommunications sectors, and these groups witnessed the steepest declines. Technology companies, in particular, saw revenues collapse and experienced a sequence of downward earnings revisions.

Telecommunication stocks were the victims of balance sheet weakness amidst declining demand for telecommunications services, although a series of refinancing initiatives did lend them some support during the latter part of the period. Health care stocks were not immune from the market woes and suffered from government price cuts, increased use of generic products and lower FDA approval rates. Financials performed poorly as fears of slower loan growth, security market exposure and credit risk hit the banks and solvency concerns impacted insurance companies.

The level of privatization activity among equities was dictated by the weak market environment. As a result, deal-flow remained at depressed levels. Privatization did, however, make up a sizeable proportion of the overall quantity of initial public offerings (IPO). This was most apparent in Asia where China was yet again at the forefront of privatization as several large state-owned enterprises were listed.

INVESTMENT OUTLOOK

Global equity markets continue to face a variety of difficult uncertainties. The key issues remain the scale and recovery potential of the global economy and its subsequent impact on the business cycle and corporate profitability. The state of the U.S. economy will be of primary importance to this, however we have a moderately optimistic outlook. We are hopeful that measures taken by the U.S. authorities will act to stimulate corporate investment spending and maintain the health of the U.S. consumer.

Outside the U.S., the European Central Bank's recent reduction in interest rates is a move away from its historically restrictive monetary policy and should provide a welcome boost to the region's stagnate economies. Japan remains stuck in a deflationary rut, and the government continues to lack the resolve necessary to implement structural reforms. Deflation will likely continue and growth will be stifled unless the government can overcome its inertia.

One of the major issues of concern is the possibility of a war against Iraq. While most commentators expect a brief conflict and a subsequent rally in equity prices, it is worth cautioning that a protracted war could almost certainly cause turmoil on world stock markets, see oil prices spike and hamper global economic growth. The threat of terrorism remains another area of uncertainty.

On a brighter note, equity valuations are, in our opinion, at attractive levels despite sizeable downgrades in earnings. Indeed a recent increase in merger and acquisition activity has lent support to equity prices and perhaps signals that the corporate sector also believes valuations are attractive.

We anticipate the pace of privatization activity to accelerate as the global economic outlook improves. The established trend of privatization transactions broadening across new industry sectors is expected to persist. We also expect a number of countries that have previously not participated in the privatization process to do so, thus offering the Portfolio a wealth of future exciting investment opportunities. The recent growth in public sector budget deficits is also likely to provide a new impetus for privatization activity and public sector outsourcing as governments seek to raise funds in their struggle to control public finances.

We continue to focus the Portfolio on companies with superior growth potential and strong management teams in the belief that such companies will generate higher long-term investment returns. We continue to emphasize diversification in the Portfolio, as the success of privatization gives us access to investment opportunities in new countries and an expanding number of industries.

We appreciate your investment in Alliance Worldwide Privatization Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Edward D. Baker, III

Edward D. Baker, III
Vice President and Portfolio Manager

WORLDWIDE PRIVATIZATION PORTFOLIO         Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

ALLIANCE WORLDWIDE PRIVATIZATION PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
9/30/94* - 12/31/02

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Alliance Worldwide Privatization Portfolio: $15,787
MSCI World Index (minus the U.S.): $11,689

                     Alliance Worldwide            MSCI World Index
                  Privatization Portfolio	       (minus the U.S.)
--------------------------------------------------------------------------------
  9/30/94*               $10,000                     $10,000
  12/31/94               $10,100                     $10,764
  12/31/95               $11,198                     $12,030
  12/31/96               $13,271                     $12,896
  12/31/97               $14,697                     $13,226
  12/31/98               $16,289                     $15,754
  12/31/99               $25,872                     $20,207
  12/31/00               $19,924                     $17,548
  12/31/01               $16,477                     $13,835
  12/31/02               $15,787                     $11,689

Past performance is no guarantee of future results. This chart illustrates the total value of an assumed $10,000 investment in the Portfolio (from 9/30/94* to 12/31/02) as compared to the performance of an appropriate broad-based index.

The Morgan Stanley Capital International (MSCI) World Index (minus the U.S.) is an unmanaged, market capitalization-weighted index that measures the performance of stock markets in 21 countries outside the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Worldwide Privatization Portfolio.

--------------------------------------------------------------------------------

*     Since closest month-end after Portfolio's inception date of 9/23/94.

WORLDWIDE PRIVATIZATION PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

--------------------------------------------------------------------------------
COMPANY                                   U.S. $ VALUE   PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Japan Tobacco, Inc.                        $ 1,042,977            3.4%
--------------------------------------------------------------------------------
Vodafone Group Plc                             950,476            3.1
--------------------------------------------------------------------------------
BNP Paribas, SA                                929,701            3.0
--------------------------------------------------------------------------------
National Grid Group Plc                        910,295            3.0
--------------------------------------------------------------------------------
East Japan Railway Co.                         907,604            3.0
--------------------------------------------------------------------------------
Nomura Securities Co., Ltd.                    853,688            2.8
--------------------------------------------------------------------------------
ENI SpA                                        763,981            2.4
--------------------------------------------------------------------------------
Sanofi-Synthelabo, SA                          742,631            2.4
--------------------------------------------------------------------------------
Grupo Financiero Banorte, SA de CV Cl.B        731,718            2.4
--------------------------------------------------------------------------------
Fubon Financial Holding Co., Ltd.              713,019            2.3
                                           -----------           ----
--------------------------------------------------------------------------------
                                           $ 8,546,090           27.8%
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION
December 31, 2002

--------------------------------------------------------------------------------
SECTOR                                     U.S. $ VALUE   PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Aerospace & Defense                        $    72,631            0.2%
--------------------------------------------------------------------------------
Basic Industries                             1,325,813            4.3
--------------------------------------------------------------------------------
Consumer Services                            5,658,121           18.4
--------------------------------------------------------------------------------
Consumer Staples                             1,308,754            4.3
--------------------------------------------------------------------------------
Energy                                       3,883,991           12.6
--------------------------------------------------------------------------------
Finance                                      6,926,705           22.5
--------------------------------------------------------------------------------
Healthcare                                   2,106,500            6.9
--------------------------------------------------------------------------------
Multi Industry                                 112,540            0.4
--------------------------------------------------------------------------------
Technology                                   1,605,871            5.2
--------------------------------------------------------------------------------
Transportation                               2,282,069            7.4
--------------------------------------------------------------------------------
Utilities                                    5,135,272           16.7
                                           -----------           ----
--------------------------------------------------------------------------------
Total Investments                           30,418,267           98.9
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities       326,819            1.1
                                           -----------           ----
--------------------------------------------------------------------------------
Net Assets                                 $30,745,086          100.0%
--------------------------------------------------------------------------------

WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
COMMON & PREFERRED
   STOCKS-98.9%
AUSTRALIA-1.3%
CSL, Ltd. ..................................            33,800       $   410,853
                                                                     -----------
AUSTRIA-1.8%
Flughafen Wien AG ..........................             3,607           121,045
Telekom Austria AG (a) .....................            41,404           419,007
                                                                     -----------
                                                                         540,052
                                                                     -----------
BRAZIL-3.4%
Brasil Telecom Participacoes,
   SA (ADR) ................................             3,500            88,375
Companhia Paranaense de
   Energia-Copel (ADR) .....................            12,000            33,720
Companhia Siderurgica
   National, SA (ADR) ......................             1,000            14,340
Companhia Vale do Rio Doce
   (a)(b) ..................................             2,360                 0
   ADR .....................................             3,000            82,500
   ADR .....................................             8,200           237,062
Empresa Brasileira de
   Aeronautica, SA (Embraer)
   (ADR) ...................................             4,568            72,631
Gerdau Siderurg, SA pfd ....................        10,228,288            99,683
Gerdau, SA (ADR) ...........................            10,000            89,000
Itausa-Investimentos Itau,
   SA pfd. .................................           110,947            58,921
Petroleo Brasileiro, SA
   (ADR) ...................................            21,000           281,400
                                                                     -----------
                                                                       1,057,632
                                                                     -----------
CHILE-0.1%
Enersis, SA (ADR) (a) ......................             6,000            24,540
                                                                     -----------
CZECH REPUBLIC-0.8%
Komercni Banka AS ..........................             3,650           253,384
                                                                     -----------
EGYPT-1.6%
Eastern Company for
   Tobacco & Cigarettes ....................            21,974           265,776
Egyptian Co. for Mobile
   Services ................................            32,618           217,688
                                                                     -----------
                                                                         483,464
                                                                     -----------
FINLAND-1.7%
Fortum Oyj .................................            35,551           233,014
Sampo Oyj ..................................            25,161           191,301
TietoEnator Oyj ............................             7,747           105,616
                                                                     -----------
                                                                         529,931
                                                                     -----------
FRANCE-8.7%
BNP Paribas, SA ............................            22,831           929,701
Dassault Systemes, SA ......................             8,200           176,630
Sanofi-Synthelabo, SA ......................            12,157           742,631
Societe Television
   Francaise 1 .............................            12,750           340,424
STMicroelectronics NV ......................            14,973           293,317
TotalFinaElf, SA ...........................             1,295           184,833
                                                                     -----------
                                                                       2,667,536
                                                                     -----------
GERMANY-3.6%
Deutsche Lufthansa AG (a) ..................            12,086           111,283
Deutsche Post AG ...........................            46,318           485,737
Fraport AG .................................            20,862           371,925
Rhoen-Klinikum AG ..........................             4,211           136,898
                                                                     -----------
                                                                       1,105,843
                                                                     -----------
GHANA-0.6%
Ashanti Goldfields Co., Ltd.
   (GDR) (a) ...............................            33,900           198,315
                                                                     -----------
GREECE-1.8%
Greek Organization of Football
   Prognostics .............................            27,900           293,757
Public Power Corp. .........................            19,930           275,470
                                                                     -----------
                                                                         569,227
                                                                     -----------
HONG KONG-0.9%
China Petroleum & Chemical
   Co. Cl.H ................................         1,645,000           276,327
                                                                     -----------
HUNGARY-1.9%
Gedeon Richter Rt. .........................             2,460           162,432
OTP Bank Rt ................................            44,252           434,846
                                                                     -----------
                                                                         597,278
                                                                     -----------
INDIA-0.4%
Punjab National Bank,
   Ltd. (a) ................................            82,300           125,123
                                                                     -----------
ITALY-5.0%
Acegas SpA .................................            31,700           151,924
Enel SpA ...................................            34,022           176,967
ENI SpA ....................................            48,086           763,981
Telecom Italia SpA .........................            56,859           431,110
                                                                     -----------
                                                                       1,523,982
                                                                     -----------
JAPAN-15.4%
East Japan Railway Co. .....................               183           907,604
Japan Airlines System
   Corp. (a) ...............................            72,000           153,385
Japan Tobacco, Inc. ........................               156         1,042,977
Mitsubishi Tokyo Financial
   Group, Inc. .............................                99           537,681
Nippon Telegraph & Telephone,
   Corp. ...................................               125           453,646
Nomura Securities Co., Ltd. ................            76,000           853,688
NTT Docomo, Inc. ...........................               327           603,006
West Japan Railway Co. .....................                51           180,793
                                                                     -----------
                                                                       4,732,780
                                                                     -----------
LUXEMBOURG-1.4%
Tenaris, SA (ADR) (a) ......................            22,746           437,178
                                                                     -----------
MEXICO-5.3%
America Movil, SA de CV
   Series L (ADR) ..........................            13,800           198,168
Grupo Aeroportuario del Sureste,
   SA de CV Series B (ADR)  ................             6,000            70,500

WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
Grupo Financiero Banorte, SA
   de CV Cl.B ..............................           299,000       $   731,718
Grupo Financiero BBVA
   Bancomer, SA de CV (a) ..................           229,600           174,293
Telefonos de Mexico, SA
   Cl.L (ADR) ..............................            14,000           447,720
                                                                     -----------
                                                                       1,622,399
                                                                     -----------
NETHERLANDS-1.3%
ING Groep NV ...............................            23,400           396,069
                                                                     -----------
NORWAY-0.8%
Telenor AS .................................            65,600           250,674
                                                                     -----------
PEOPLES REPUBLIC
   OF CHINA-2.2%
Beijing Capital International
   Airport Co., Ltd. .......................         1,344,000           301,594
China Unicom, Ltd. (b) .....................           168,000           114,175
CNOOC, Ltd. ................................           191,000           249,816
                                                                     -----------
                                                                         665,585
                                                                     -----------
PERU-0.4%
Explosivos, SA Cl.C (b) ....................           197,226           112,540
                                                                     -----------
POLAND-1.6%
Bank Pekao, SA .............................             9,632           237,718
Polski Koncern Naftowy, SA
   (GDR) ...................................            26,900           247,480
                                                                     -----------
                                                                         485,198
                                                                     -----------
RUSSIA-2.3%
AO VimpelCom (ADR) (a) .....................             6,200           198,462
Mobile Telesystems (ADR) ...................             5,000           185,700
YUKOS (ADR) ................................             2,400           338,231
                                                                     -----------
                                                                         722,393
                                                                     -----------
SINGAPORE-0.9%
DBS Group Holdings, Ltd. ...................            44,172           280,110
                                                                     -----------
SOUTH AFRICA-1.7%
Iscor, Ltd. ................................            99,600           246,750
MTN Group, Ltd. (a) ........................           189,000           269,922
                                                                     -----------
                                                                         516,672
                                                                     -----------
SOUTH KOREA-6.2%
Kookmin Bank (a) ...........................            14,000           495,763
   ADR (a) .................................            11,635           411,297
POSCO ......................................             3,600           358,164
SK Telecom Co., Ltd. (a) ...................             1,010           195,009
   ADR (a) .................................            21,100           450,485
                                                                     -----------
                                                                       1,910,718
                                                                     -----------
SPAIN-2.2%
Amadeus Global Travel
   Distribution, SA ........................            30,713           126,580
Iberia Lineas Aereas de
   Espana, SA ..............................            97,318           142,880
Indra Sistemas, SA .........................            24,084           163,665
Telefonica, SA .............................            26,207           234,432
                                                                     -----------
                                                                         667,557
                                                                     -----------
SWEDEN-1.4%
Eniro AB ...................................            66,287           419,345
                                                                     -----------
SWITZERLAND-0.2%
Unique Zurich Airport (a) ..................             2,420            75,237
                                                                     -----------
TAIWAN-3.2%
Fubon Financial Holding
   Co., Ltd. ...............................           895,149           713,019
Taiwan Semiconductor Co. ...................           218,020           268,042
                                                                     -----------
                                                                         981,061
                                                                     -----------
THAILAND-1.4%
PTT Public Company, Ltd. ...................           252,500           247,965
Ratchaburi Electricity
   Generating Holding Public
   Co., Ltd. ...............................           426,600           168,069
                                                                     -----------
                                                                         416,034
                                                                     -----------
TURKEY-1.0%
Dogan Yayin Holding AS (a)  ................       139,497,222           203,784
Turkiye Garanti Bankasi AS .................        78,809,135           102,072
                                                                     -----------
                                                                         305,856
                                                                     -----------
UNITED KINGDOM-13.0%
BP Plc (ADR) ...............................            68,656           471,843
British Sky Broadcast Group
   Plc (a) .................................            37,458           385,245
BT Group Plc ...............................            96,469           302,770
Capita Group Plc ...........................            64,834           258,267
Centrica Plc ...............................           111,000           305,499
Mersey Docks & Harbor Co. ..................            25,520           190,273
mm02 Plc (a) ...............................           302,422           215,386
National Grid Group Plc ....................           123,894           910,295
Vodafone Group Plc .........................           521,449           950,476
                                                                     -----------
                                                                       3,990,054
                                                                     -----------
UNITED STATES-3.4%
Affiliated Computer Services,
   Inc. Cl.A (a) ...........................             7,600           400,140
deCODE GENETICS,
   Inc. (a) ................................            32,500            60,125
Pharmacia Corp. ............................            14,200           593,560
                                                                     -----------
                                                                       1,053,825
                                                                     -----------

                                          Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
VENEZUELA-0.0%
Compania Anonima Nacional
   Telefonos de Venezuela Cl.D
   (ADR) ...................................             1,071       $    13,495
                                                                     -----------

TOTAL INVESTMENTS-98.9%
   (cost $31,984,565) ......................                         $30,418,267
Other assets less
   liabilities (c)-1.1% ....................                             326,819
                                                                     -----------
NET ASSETS-100% ............................                         $30,745,086
                                                                     ===========

--------------------------------------------------------------------------------

(a)   Non-income producing security.

(b)   Illiquid security valued at fair value (see Note A).

(c) Includes cash collateral received of $726,500 for securities on loan as of December 31, 2002 (see Note F). The lending agent invested the cash in a short-term investment as follows:

                                            Current
                                             Yield        Shares        Value
                                          -----------  ------------ ------------
      UBS Private Money Market Fund, LLC     1.46%        726,500     $726,500

      Glossary of Terms:

      ADR - American Depositary Receipt
      GDR - Global Depositary Receipt

      See Notes to Financial Statements.

WORLDWIDE PRIVATIZATION PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $31,984,565) ...   $ 30,418,267(a)
   Cash .....................................................        179,576
   Foreign cash, at value (cost $4,404) .....................          4,441
   Collateral held for securities loaned ....................        726,500
   Receivable for capital stock sold ........................        149,191
   Receivable for investments sold ..........................         99,287
   Dividends receivable .....................................         70,401
                                                                ------------
   Total assets .............................................     31,647,663
                                                                ------------
LIABILITIES
   Payable for collateral received on securities loaned .....        726,500
   Payable for capital stock redeemed .......................        122,583
   Advisory fee payable .....................................         26,035
   Accrued expenses .........................................         27,459
                                                                ------------
   Total liabilities ........................................        902,577
                                                                ------------
NET ASSETS ..................................................   $ 30,745,086
                                                                ============
COMPOSITION OF NET ASSETS
   Capital stock, at par ....................................   $      2,678
   Additional paid-in capital ...............................     41,491,417
   Undistributed net investment income ......................        348,292
   Accumulated net realized loss on investment and foreign
     currency transactions ..................................     (9,536,766)
   Net unrealized depreciation of investments and foreign
     currency denominated assets and liabilities ............     (1,560,535)
                                                                ------------
                                                                $ 30,745,086
                                                                ============
Class A Shares
   Net assets ...............................................   $ 27,135,910
                                                                ============
   Shares of capital stock outstanding ......................      2,362,940
                                                                ============
   Net asset value per share ................................   $      11.48
                                                                ============
Class B Shares
   Net assets ...............................................   $  3,609,176
                                                                ============
   Shares of capital stock outstanding ......................        314,597
                                                                ============
   Net asset value per share ................................   $      11.47
                                                                ============

--------------------------------------------------------------------------------

(a)   Includes securities on loan with a value of $706,042 (see Note F).

      See Notes to Financial Statements.

WORLDWIDE PRIVATIZATION PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2002              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $70,936) .....   $    733,802
   Interest .................................................         18,839
                                                                ------------
   Total investment income ..................................        752,641
                                                                ------------
EXPENSES
   Advisory fee .............................................        351,396
   Distribution fee--Class B ................................          5,685
   Custodian ................................................        207,544
   Administrative ...........................................         69,000
   Audit and legal ..........................................         33,693
   Printing .................................................         21,814
   Directors' fees and expenses .............................          2,016
   Transfer agency ..........................................            947
   Miscellaneous ............................................          9,233
                                                                ------------
   Total expenses ...........................................        701,328
   Less: expenses waived and reimbursed (see Note B) ........       (154,889)
                                                                ------------
   Net expenses .............................................        546,439
                                                                ------------
   Net investment income ....................................        206,202
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
CURRENCY TRANSACTIONS
   Net realized gain (loss) on:
     Investment transactions ................................     (5,220,708)
     Foreign currency transactions ..........................        176,924
   Net change in unrealized appreciation/depreciation of:
     Investments ............................................      3,354,508
     Foreign currency denominated assets and liabilities ....          5,764
                                                                ------------
   Net loss on investment and foreign currency transactions .     (1,683,512)
                                                                ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ..................   $ (1,477,310)
                                                                ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

WORLDWIDE PRIVATIZATION PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                        Year Ended       Year Ended
                                                                       December 31,     December 31,
                                                                            2002             2001
                                                                       =============    =============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ...........................................   $     206,202    $     684,568
   Net realized loss on investment and foreign currency transactions      (5,043,784)      (4,305,732)
   Net change in unrealized appreciation/depreciation of investments
     and foreign currency denominated assets and liabilities .......       3,360,272       (5,713,342)
                                                                       -------------    -------------
   Net decrease in net assets from operations ......................      (1,477,310)      (9,334,506)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
     Class A .......................................................        (588,448)         (98,462)
     Class B .......................................................         (45,450)          (1,045)
   Net realized gain on investment transactions
     Class A .......................................................              -0-      (2,642,078)
     Class B .......................................................              -0-         (32,360)
CAPITAL STOCK TRANSACTIONS
   Net decrease ....................................................      (5,646,881)      (5,807,379)
                                                                       -------------    -------------
   Total decrease ..................................................      (7,758,089)     (17,915,830)
NET ASSETS
   Beginning of period .............................................      38,503,175       56,419,005
                                                                       -------------    -------------
   End of period (including undistributed net investment income of
     $348,292 and $599,065, respectively) ..........................   $  30,745,086    $  38,503,175
                                                                       =============    =============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

WORLDWIDE PRIVATIZATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Worldwide Privatization Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek long-term capital appreciation. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio investments are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate

WORLDWIDE PRIVATIZATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions, resulted in a net increase in undistributed net investment income and an increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Prior to May 1, 2002, the Adviser agreed to waive its fee and to reimburse the additional operating expenses ("Expense Limitation Undertaking") to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares respectively. The Adviser terminated the Expense Limitation Undertaking effective May 1, 2002. Any expense waivers or reimbursements are accrued daily and paid monthly. For the year ended December 31, 2002, the Adviser waived fees in the amount of $85,889.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. For the year ended December 31, 2002, the Adviser voluntarily waived such reimbursement in the amount of $69,000.

Brokerage commissions paid on investment transactions for the year ended December 31, 2002, amounted to $90,266, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12B-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to ..25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2002, were as follows:

Purchases:
Stocks and debt obligations ..............................          $15,369,524
U.S. government and agencies .............................                   -0-

Sales:
Stocks and debt obligations ..............................          $19,387,228
U.S. government and agencies .............................                   -0-

At December 31, 2002, the cost of investments for federal income tax purposes was $32,029,914. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation ..........................            $ 4,119,162
Gross unrealized depreciation ..........................             (5,730,809)
                                                                    -----------
Net unrealized depreciation ............................            $(1,611,647)
                                                                    ===========

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At December 31, 2002, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities and foreign currencies that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writ-

WORLDWIDE PRIVATIZATION PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(Continued)                               Alliance Variable Products Series Fund
================================================================================

ing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 were as follows:

                                                            2002          2001
                                                        ==========    ==========
Distributions paid from:
   Ordinary income .................................    $  633,898    $  179,389
   Net long-term capital gains .....................            -0-    2,594,556
                                                        ----------    ----------
Total taxable distributions ........................       633,898     2,773,945
                                                        ----------    ----------
Total distributions paid ...........................    $  633,898    $2,773,945
                                                        ==========    ==========

As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income ..........................        $    359,438
Accumulated capital and other losses ...................          (9,502,563)(a)
Unrealized appreciation/(depreciation) .................          (1,605,884)(b)
                                                                ------------
Total accumulated earnings/(deficit) ...................        $(10,749,009)
                                                                ============

(a) On December 31, 2002, the Portfolio had a net capital loss carryforward of $9,448,895 of which $2,142,659 will expire in the year 2009 and $7,306,236 will expire in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2002, the Portfolio deferred to January 1, 2003, post October capital losses and post October currency losses of $42,522 and $11,146 respectively.

(b) The difference between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------

NOTE F: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/PaineWebber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2002, the Portfolio had loaned securities with a value of $706,042 and received cash collateral of $726,500, which was invested in a money market fund as included in the footnotes to the accompanying portfolio of investments. For the year ended December 31, 2002, the Portfolio earned fee income of $7,738 which is included in interest income in the accompanying statement of operations.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE G: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                   ------------------------------    ------------------------------
                                               Shares                            Amount
                                   ------------------------------    ------------------------------
                                    Year Ended       Year Ended       Year Ended       Year Ended
                                   December 31,     December 31,     December 31,     December 31,
                                        2002             2001             2002             2001
                                   =============    =============    =============    =============
Class A
Shares sold ....................         790,248          720,843    $   9,494,636    $   9,069,883
Shares issued in reinvestment of
   dividends and distributions .          46,702          203,455          588,448        2,740,540
Shares redeemed ................      (1,544,281)      (1,446,325)     (18,479,919)     (18,468,744)
                                   -------------    -------------    -------------    -------------
Net decrease ...................        (707,331)        (522,027)   $  (8,396,835)   $  (6,658,321)
                                   =============    =============    =============    =============
Class B
Shares sold ....................         620,207        2,000,183    $   7,300,125    $  24,741,691
Shares issued in reinvestment of
   dividends and distributions .           3,613            2,482           45,450           33,405
Shares redeemed ................        (398,989)      (1,928,134)      (4,595,621)     (23,924,154)
                                   -------------    -------------    -------------    -------------
Net increase ...................         224,831           74,531    $   2,749,954    $     850,942
                                   =============    =============    =============    =============

--------------------------------------------------------------------------------

NOTE H: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE I: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2002.

WORLDWIDE PRIVATIZATION PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                            -------------------------------------------------------
                                                                   Class A
                                            -------------------------------------------------------
                                                           Year Ended December 31,
                                            =======================================================
                                             2002        2001        2000        1999        1998
                                            =======     =======     =======     =======     =======
Net asset value, beginning of period ....   $ 12.18     $ 15.64     $ 21.74     $ 14.81     $ 14.20
                                            -------     -------     -------     -------     -------
Income From Investment Operations
Net investment income (a)(b) ............       .07         .20         .05         .15         .26
Net realized and unrealized gain (loss)
   on investment and foreign
   currency transactions ................      (.56)      (2.82)      (4.81)       8.00        1.29
                                            -------     -------     -------     -------     -------
Net increase (decrease) in net asset
   value from operations ................      (.49)      (2.62)      (4.76)       8.15        1.55
                                            -------     -------     -------     -------     -------
Less: Dividends and Distributions
Dividends from net investment
   income ...............................      (.21)       (.03)       (.12)       (.31)       (.20)
Distributions from net realized gain
   on investment transactions ...........        -0-       (.81)      (1.22)       (.91)       (.74)
                                            -------     -------     -------     -------     -------
Total dividends and distributions .......      (.21)       (.84)      (1.34)      (1.22)       (.94)
                                            -------     -------     -------     -------     -------
Net asset value, end of period ..........   $ 11.48     $ 12.18     $ 15.64     $ 21.74     $ 14.81
                                            =======     =======     =======     =======     =======
Total Return
Total investment return based on net
   asset value (c) ......................     (4.19)%    (17.29)%    (23.00)%     58.83%      10.83%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)   $27,136     $37,411     $56,181     $64,059     $46,268
Ratio to average net assets of:
   Expenses, net of waivers and
     reimbursements .....................      1.54%        .95%        .95%        .95%        .95%
   Expenses, before waivers and
     reimbursements .....................      1.98%       1.65%       1.43%       1.46%       1.70%
   Net investment income (a) ............       .61%       1.50%        .29%        .93%       1.74%
Portfolio turnover rate .................        46%         35%         65%         54%         92%

--------------------------------------------------------------------------------

See footnote summary on page 17.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         ----------------------------------------------
                                                                                             CLASS B
                                                                         ----------------------------------------------
                                                                                                       July 5, 2000(d)
                                                                         Year Ended December 31,              to
                                                                         ========================         December 31,
                                                                          2002              2001              2000
                                                                         ======            ======       ===============
Net asset value, beginning of period ..........................          $12.17            $15.62            $19.09
                                                                         ------            ------            ------
Income From Investment Operations
Net investment income (loss) (a)(b) ...........................             .03               .10              (.04)
Net realized and unrealized loss on investment and foreign
   currency transactions ......................................            (.53)            (2.71)            (3.43)
                                                                         ------            ------            ------
Net decrease in net asset value from operations ...............            (.50)            (2.61)            (3.47)
                                                                         ------            ------            ------
Less: Dividends and Distributions
Dividends from net investment income ..........................            (.20)             (.03)               -0-
Distributions from net realized gain on investment transactions              -0-             (.81)               -0-
                                                                         ------            ------            ------
Total dividends and distributions .............................            (.20)             (.84)               -0-
                                                                         ------            ------            ------
Net asset value, end of period ................................          $11.47            $12.17            $15.62
                                                                         ======            ======            ======
Total Return
Total investment return based on net asset value (c) ..........           (4.26)%          (17.28)%          (18.43)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .....................          $3,609            $1,092            $  238
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements ................            1.79%             1.19%             1.20%(e)
   Expenses, before waivers and reimbursements ................            2.23%             1.93%             1.80%(e)
   Net investment income (loss) (a) ...........................             .28%              .80%             (.26)%(e)
Portfolio turnover rate .......................................              46%               35%               65%

--------------------------------------------------------------------------------

(a)   Net of expenses reimbursed or waived by the Adviser.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total Return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)   Commencement of distribution.

(e)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
Worldwide Privatization Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Worldwide Privatization Portfolio (the "Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Worldwide Privatization Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP

New York, New York
February 3, 2003

TAX INFORMATION (unaudited)
================================================================================

The Portfolio intends to make an election under the Internal Revenue Code
Section 853 to pass through foreign taxes paid by the Portfolio to its shareholders. The total amount of foreign taxes that may be passed through to shareholders for the fiscal year ended December 31, 2002 is $70,936. The foreign source income for information reporting purposes is $804,738.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2003.

WORLDWIDE PRIVATIZATION PORTFOLIO        Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

WORLDWIDE PRIVATIZATION PORTFOLIO         Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                  PORTFOLIOS
                                                                                    IN FUND                   OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                             COMPLEX               DIRECTORSHIPS
        ADDRESS,                            OCCUPATION(S)                         OVERSEEN BY                HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                       DIRECTOR                 DIRECTOR
------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 57             President, Chief Operating Officer and               114                      None
1345 Avenue of the Americas      a Director of Alliance Capital Management
New York, NY 10105               Corporation ("ACMC"), with which he has
(13)                             been associated since prior to 1998.

DISINTERESTED DIRECTORS

Ruth Block, #+, 72               Formerly an Executive Vice President and              93                      None
P.O. Box 4623                    Chief Insurance Officer of The Equitable
Stamford, CT 06903               Life Assurance Society of the United States;
(11)                             Chairman and Chief Executive Officer of
                                 Evlico; formerly a Director of Avon, BP Amoco
                                 Corporation (oil and gas), Ecolab Incorporated
                                 (specialty chemicals), Tandem Financial Group,
                                 and Donaldson Lufkin & Jenrette Securities
                                 Corporation.

David H. Dievler, #+, 73         Independent consultant. Until December                98                      None
P.O. Box 167                     1994 he was Senior Vice President of ACMC
Spring Lake, NJ 07762            responsible for mutual fund administration.
(13)                             Prior to joining ACMC in 1984 he was
                                 Chief Financial Officer of Eberstadt Asset
                                 Management since 1968. Prior to that he was a
                                 Senior Manager at Price Waterhouse & Co. Member
                                 of American Institute of Certified Public
                                 Accountants since 1953.

John H. Dobkin, #+, 60           Consultant. He was formerly a Senior Advisor          94                      None
P.O. Box 12                      from June 1999 - June 2000 and President
Annandale, NY 12504              of Historic Hudson Valley (December 1989 -
(11)                             May 1999). Previously, Director of the National
                                 Academy of Design and during 1988-92, he was
                                 Director and Chairman of the Audit Committee of
                                 ACMC.

William H. Foulk, Jr., #+, 70    Investment adviser and an independent                110                      None
Suite 100                        consultant. He was formerly Senior
2 Sound View Drive               Manager of Barrett Associates, Inc., a
Greenwich, CT 06830              registered investment adviser, with which
(13)                             he had been associated since prior to 1998. He
                                 was formerly Deputy Comptroller of the State of
                                 New York and, prior thereto, Chief Investment
                                 Officer of the New York Bank for Savings.

WORLDWIDE PRIVATIZATION PORTFOLIO         Alliance Variable Products Series Fund
================================================================================

                                                                                  PORTFOLIOS
                                                                                    IN FUND                   OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                             COMPLEX               DIRECTORSHIPS
        ADDRESS,                            OCCUPATION(S)                         OVERSEEN BY                HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                       DIRECTOR                 DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel, #+, 63       Senior Counsel of the law firm of Cahill             93                  Placer Dome Inc.
15 St. Bernard's Road            Gordon & Reindel since February 2001
Gladstone, NJ 07934              and a partner of that firm for more than
(11)                             twenty-five years prior thereto. He is
                                 President and Chief Executive Officer of
                                 Wenonah Development Company (investments) and a
                                 Director of Placer Dome Inc. (mining).

Donald J. Robinson, #+, 68       Senior Counsel to the law firm of Orrick,            92                       None
98 Hell's Peak Road              Herrington & Sutcliffe since prior to 1998.
Weston, VT 05161                 Formerly a senior partner and a member
(7)                              of the Executive Committee of that firm.
                                 He was also a member and Chairman of the
                                 Municipal Securities Rulemaking Board and
                                 Trustee of the Museum of the City of New York.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

WORLDWIDE PRIVATIZATION PORTFOLIO         Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's Officers is listed below.

     NAME, ADDRESS*                POSITION(S) HELD                                 PRINCIPAL OCCUPATION
         AND AGE                       WITH FUND                                    DURING PAST 5 YEARS**
------------------------------------------------------------------------------------------------------------------------------------
John D. Carifa, 57               Chairman & President         See biography above.

Edward D. Baker, III, 52         Vice President               Senior Vice President and Chief Investment Officer - Emerging Markets
                                                              of ACMC, with which he has been associated since prior to 1998.

Edmund P. Bergan, Jr., 52        Secretary                    Senior Vice President and the General Counsel of Alliance Fund
                                                              Distributors, Inc. ("AFD") and Alliance Global Investor Services Inc.
                                                              ("AGIS"), with which he has been associated since prior to 1998.

Mark D. Gersten, 52              Treasurer and Chief          Senior Vice President of AGIS and Vice President of AFD, with which he
                                 Financial Officer            has been associated since prior to 1998.

Thomas R. Manley, 51             Controller                   Vice President of ACMC, with which he has been associated since prior to 1998.

--------------------------------------------------------------------------------

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.

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